SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2005

Internet Commerce Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24996	13-3645702
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 Governors Lake Parkway, Suite 110
Norcross, Georgia 30071
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTERNET COMMERCE CORPORATION

FORM 8-K
CURRENT REPORT

Item 1.01 Entry into a Material Definitive Agreement.

     On May 18, 2005, Internet Commerce Corporation (the “Company”) entered into a sublease agreement (the “Sublease Agreement”) with Bianco Hopkins & Associates, Inc. pursuant to which the Company will lease approximately 12,949 square feet of space located at 6025 Corners Parkway, Suite 100, Norcross, Georgia 30092 for an annual rental payment of approximately $133,374.70. The Company intends to use such rental space for its principal executive offices. A copy of the Sublease Agreement is attached as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          10.1 Sublease Agreement, entered into as of May 18, 2005, by and between Bianco Hopkins & Associates, Inc. and the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Internet Commerce Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley Chief Financial Officer

Dated: May 24, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Sublease Agreement, entered into as of May 18, 2005, by and between Bianco Hopkins & Associates, Inc. and the Company.

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